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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) MARCH 31, 2004
                                                          --------------


                          MALAN REALTY INVESTORS, INC.

             (Exact name of registrant as specified in its charter)


        MICHIGAN                      1-13092               38-1841410
        --------                      -------               ----------
(State or other jurisdiction         Commission             (IRS Employer
     of incorporation)              File Number)         Identification No.)


      30200 TELEGRAPH ROAD, SUITE 105                          48025
         BINGHAM FARMS, MICHIGAN                               -----
  (Address of principal executive offices)                   (Zip Code)


        Registrant's telephone number including area code: (248) 644-7110
                                                           --------------

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)



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ITEM 7.  Financial Statements and Exhibits

(c)  Exhibits

99.1     Press release issued March 31, 2004

ITEM 12. Results of Operations and Financial Condition

         On March 31, 2004, Malan Realty Investors, Inc. issued a press release regarding the sale of one property and announced its assets in liquidation. The press release is furnished as Exhibit 99.1 and incorporated by reference herein.




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         Pursuant to the requirements of the Securities and Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     MALAN REALTY INVESTORS, INC.
                                     (registrant)



April 12, 2004                        By:  /s/ Melinda M. Hale
                                           -------------------
                                           Melinda M. Hale
                                           Acting Chief Financial Officer







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                                  EXHIBIT INDEX



EXHIBIT NO.                DESCRIPTION

EX-99.1                    Press release issued March 31, 2004